       10.25.001


                     TERMINATION OF EMPLOYMENT AGREEMENT

    This Termination Agreement made effective the 15th day of March, 1996 by and between INVESTORS INSURANCE GROUP, INC., a corporation organized and existing under the laws of the State of Florida with its executive office in Boca Raton, Florida (hereinafter referred to as "Corporation") and RONALD W. HAYES (hereinafter referred to as "Appointee").

    WHEREAS, the Corporation and Appointee entered into an Employment Agreement dated July 1, 1994 (the "Agreement") whereby Appointee was employed as Chairman of the Board of Directors of the Corporation;

    WHEREAS, The Agreement permits either party to terminate the Agreement with thirty (30) days written notice, and which notice has been waived by both parties;

    WHEREAS, the Corporation no longer desires to employ the Appointee as Chairman of the Board; and

    WHEREAS, the Appointee no longer desires to serve as Chairman of the Board.

    NOW, THEREFORE, in consideration of the promises and covenants herein set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

        1. Termination of Agreement. The Employment Agreement, dated July 1, 1994 shall be terminated effective at 12:00 midnight on March 15, 1996.

        2. Resignation.   Appointee shall tender his resignation as Chairman
           of the Board of Directors of Corporation.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


Attest:                                     INVESTORS INSURANCE GROUP, INC.





  /s/ Susan F. Powell                             /s/ Melvin C. Parker
- ---------------------------                   -----------------------------
 Susan F. Powell, Secretary                    Melvin C.  Parker, President

  /s/                                             /s/ Ronald W. Hayes
- ---------------------------                   ----------------------------
       Witness                                 Ronald W. Hayes, Appointee